UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-07478

Name of Fund: MuniVest Fund II, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, MuniVest Fund II, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 10/31/06

Date of reporting period: 11/01/05 - 04/30/06

Item 1 - Report to Stockholders

Semi-Annual Report
April 30, 2006

MuniVest Fund II, Inc.

MuniVest Fund II, Inc.

Announcement to Shareholders

On February 15, 2006, BlackRock, Inc. ("BlackRock") and Merrill Lynch & Co., Inc. ("Merrill Lynch") entered into an agreement to contribute Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. and certain affiliates (including Fund Asset Management, L.P. and Merrill Lynch Investment Managers International Limited), to BlackRock to create a new independent company that will be one of the world's largest asset management firms with over $1 trillion in assets under management (based on combined assets under management as of March 31, 2006). The transaction is expected to close in the third quarter of 2006, at which time the new company will operate under the BlackRock name. The Fund's Board of Directors has approved a new investment advisory agreement with BlackRock Advisors, Inc. or its successor ("BlackRock Advisors") on substantially the same terms and for the same advisory fee as the current investment advisory agreement with the Investment Adviser. If the new agreement is approved by the Fund's shareholders, BlackRock Advisors is expected to become the Fund's investment adviser upon the closing of the transaction between Merrill Lynch and BlackRock.

Portfolio Information as of April 30, 2006

                                                                      Percent of
Quality Ratings by                                                      Total
S&P/Moody's                                                          Investments
--------------------------------------------------------------------------------
AAA/Aaa ..............................................................  18.4%
AA/Aa ................................................................  16.0
A/A ..................................................................  20.9
BBB/Baa ..............................................................  19.8
BB/Ba ................................................................   4.9
B/B ..................................................................   2.6
CCC/Caa ..............................................................   0.9
NR (Not Rated) .......................................................  15.2
Other* ...............................................................   1.3
--------------------------------------------------------------------------------
*     Includes portfolio holdings in variable rate demand notes.

Dividend Policy

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in this report.


2       MUNIVEST FUND II, INC.                          APRIL 30, 2006

A Letter From the President

Dear Shareholder

You may be aware that changes are on the horizon at Merrill Lynch Investment Managers ("MLIM"). On February 15, 2006, Merrill Lynch announced plans to combine the firm's investment advisory business, including MLIM, with another highly regarded investment manager -- BlackRock, Inc. ("BlackRock").

We believe this merger of asset management strength will benefit our investors. MLIM is a leading investment management organization with over $576 billion in assets under management globally and 2,757 employees in 17 countries. It offers over 100 investment strategies in vehicles ranging from mutual funds to institutional portfolios. BlackRock is one of the largest publicly traded investment management firms in the United States with $463.1 billion in assets under management and 1,839 employees. It manages assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products.

At the completion of the transaction, which is expected in the third quarter of this year, the resultant firm will be a top-10 investment manager worldwide with over $1 trillion in assets under management.* The combined company will provide a wider selection of high-quality investment solutions across a range of asset classes and investment styles. MLIM and BlackRock possess complementary capabilities that together create a well-rounded organization uniting some of the finest money managers in the industry. At the same time, the firms share similar values and beliefs -- they are focused on delivering excellence on behalf of clients, and both make investment performance their single most important mission. In short, the merger only reinforces our commitment to shareholders.

Most of MLIM's investment products -- including mutual funds, separately managed accounts, annuities and variable insurance funds -- eventually will carry the "BlackRock" name. As a shareholder in one or more MLIM-advised mutual funds, you will receive a proxy package in the coming weeks in connection with this transaction. After you receive this information, should you have any questions or concerns, do not hesitate to contact your financial advisor.

As always, we thank you for entrusting us with your investment assets, and we look forward to continuing to serve your investment needs with even greater strength and scale as the new BlackRock.

                                          Sincerely,


                                          /s/ Robert C. Doll, Jr.

                                          Robert C. Doll, Jr.
                                          President and Chief Investment Officer
                                          Merrill Lynch Investment Managers

*     $1.039 trillion in assets under management as of March 31, 2006.

      Data, including assets under management, are as of March 31, 2006.


        MUNIVEST FUND II, INC.                          APRIL 30, 2006         3

A Discussion With Your Fund's Portfolio Manager

      The Fund maintained an above-average distribution rate throughout the period, and our commitment to providing shareholders with attractive income continues to drive portfolio activity.

Describe the recent market environment relative to municipal bonds.

Long-term bond yields rose sharply during the six-month period ended April 30, 2006, with much of the increase occurring in March and April 2006. Bond prices, which move opposite of yields, declined. Bond prices were pressured as investors focused on solid economic growth, both globally and in the United States, and renewed inflationary pressures deriving from rising commodity prices. First quarter 2006 gross domestic product growth was recently estimated at 4.8%, well above the 1.7% rate recorded in the fourth quarter of 2005.

The Federal Reserve Board (the Fed) continued to raise short-term interest rates at each of its meetings during the period, bringing the federal funds target rate to 4.75% at period-end, and to 5% on May 10. In response, the Treasury curve continued to flatten, with short-term interest rates rising more than longer-term interest rates. Over the past six months, 30-year U.S. Treasury bond yields rose 41 basis points (.41%) to 5.17% and 10-year U.S. Treasury note yields rose 50 basis points to 5.07%, the highest level since May 2002.

While the municipal yield curve also flattened during the period, the market's strong technical position provided significant price support. This allowed municipal bond prices to improve slightly or decline much less than those of their taxable counterparts. As measured by Municipal Market Data, yields on AAA-rated issues maturing in 30 years fell six basis points to 4.53%, while yields on AAA-rated issues maturing in 10 years rose 16 basis points to 4.08%.

For the most part, the tax-exempt market's recent outperformance has been fostered by a dramatic decline in new bond issuance so far in 2006. In 2005, more than $408 billion in new long-term tax-exempt bonds was underwritten, a new annual record and an increase of more than 13% compared to 2004. Over the past six months, $170 billion in long-term municipal bonds was issued, a decline of 8.6% versus the same period a year earlier. The record new issuance in 2005 was largely triggered by a 47% increase in refunding activity as issuers took advantage of historically low bond yields and a flattening yield curve to refinance outstanding higher-couponed debt. Year-to-date through April 2006, refunding issuance declined more than 55% relative to the first four months of 2005. This decline already has led some analysts to reduce their forecasts for 2006 new issuance from the $350 billion - $370 billion range to the $300 billion
- $325 billion range. Lower annual issuance would further solidify the tax-exempt market's already positive technical position.

The tax-exempt market has continued to enjoy strong investor demand. As reported by the Investment Company Institute, long-term municipal bond funds received net new monies of $5.0 billion in 2005 -- a sharp reversal from the $3.7 billion outflow in 2004. During the first quarter of 2006, tax-exempt mutual funds received over $9.3 billion, slightly higher than the $8.9 billion inflow during the same period in 2005. Recent statistics from AMG Data Services indicate that, thus far in 2006, weekly cash flows into long-term municipal bond funds averaged over $300 million, a significant improvement from the weekly average of $65 million in December 2005.

Looking ahead, the fundamentals for the tax-exempt bond market appear favorable, and continued positive cash flows are anticipated. Given their attractive yields relative to comparable U.S. Treasury bonds, and the prospects for reduced issuance in 2006, we believe municipal bonds could enjoy solid results in the coming months.

How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended April 30, 2006, the Common Stock of MuniVest Fund II, Inc. had net annualized yields of 7.03% and 6.54%, based on a period-end per share net asset value of $14.97 and a per share market price of $16.09, respectively, and $.522 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +2.43%, based on a change in per share net asset value from $15.13 to $14.97, and assuming reinvestment of all distributions.

The Fund's total return, based on net asset value, lagged the +2.60% average return of its comparable Lipper category of General Municipal Debt Funds (Leveraged). (Funds in this Lipper category invest primarily in municipal debt issues rated in the top four credit-rating categories. These funds can be leveraged via use of debt, preferred equity and/or reverse repurchase agreements.)


4       MUNIVEST FUND II, INC.                          APRIL 30, 2006

Fund performance benefited from our neutral interest rate exposure and the strong performance of its lower-rated holdings, which continued to outpace the broader market during the six-month period. These lower-rated securities also greatly contributed to the Fund's attractive distribution yield. The modest underperformance on a total return basis is largely attributable to the portfolio's considerable exposure to the intermediate sector of the municipal yield curve, an area that underperformed as the curve flattened. The Fund's exposure to the intermediate sector primarily results from both its derivative position and the natural maturation of the portfolio. That is, as time progresses, many of the Fund's holdings are prerefunded to shorter call dates while other issues become priced to shorter and shorter call dates, resulting in the increased exposure to intermediate maturities. Nevertheless, we retained many of these bonds in the portfolio, as they provide a meaningful income benefit and their sale could result in material taxable gains as well as declines in the Fund's dividend stream.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.

What changes were made to the portfolio during the period?

Given the aforementioned decline in new issuance during the past six months, attractive trading opportunities have been limited. Portfolio activity has been largely focused on the reinvestment of coupon income and the proceeds from bond calls.

In terms of new purchases, we have recently targeted AA-rated and A-rated revenue bonds, particularly in New York where new issuance trends have been consistently stronger than national levels. The Fund's overall credit quality profile remained essentially unchanged during the period, with more than 56% of the portfolio's net assets rated A or higher at April month-end.

For the six-month period ended April 30, 2006, the Fund's Auction Market Preferred Stock (AMPS) had average yields of 3.02% for Series A, 3.40% for Series B, 3.01% for Series C and 3.01% for Series D. The Fed raised the short-term interest rate target 100 basis points during the period, and this continued to affect the Fund's borrowing costs. We would expect additional increases in the cost of funds to be more limited as the Fed nears a pause in its monetary tightening campaign. Despite interest rate increases during the period, the tax-exempt yield curve maintained a positive slope, allowing us to borrow at a lower rate than where we invest. This continued to generate an income benefit to the holders of Common Stock from the leveraging of Preferred Stock. However, should the spread between short-term and long-term interest rates narrow, the benefits of leveraging will decline and, as a result, reduce the yield on the Fund's Common Stock. At the end of the period, the Fund's leverage amount, due to AMPS, was 36.72% of total net assets, before the deduction of Preferred Stock. (For a more complete explanation of the benefits and risks of leveraging, see page 6 of this report to shareholders.)

How would you characterize the Fund's position at the close of the period?

We recently adopted a more positive stance on the municipal market. After 16 consecutive interest rate hikes, the Fed may be nearing a pause in its monetary tightening campaign. We would expect the end of Fed tightening, combined with modest economic growth and muted inflationary pressures, to promote a gradual improvement in tax-exempt bond prices later this year, underpinning our more constructive outlook. Conversely, we would view accelerated economic activity and/or rising wage pressures as signals to return to a more defensive positioning.

Overall, we intend to maintain the Fund's fully invested stance as we seek to enhance shareholder income. Portfolio activity in the months ahead is likely to be driven by our efforts to maintain the Fund's already attractive distribution yield.

Fred K. Stuebe
Vice President and Portfolio Manager

May 12, 2006


        MUNIVEST FUND II, INC.                          APRIL 30, 2006         5

The Benefits and Risks of Leveraging

MuniVest Fund II, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Stock, is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value on the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in such securities. As of April 30, 2006, the percentage of the Fund's total net assets invested in inverse floaters was 10.70%, before the deduction of Preferred Stock.

Swap Agreements

The Fund may invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.


6       MUNIVEST FUND II, INC.                          APRIL 30, 2006

Schedule of Investments                                           (in Thousands)

      Face
    Amount   Municipal Bonds                                             Value
===============================================================================
Alabama--2.7%
   $ 5,000   Huntsville, Alabama, Health Care Authority Revenue
               Bonds, Series B, 5.75% due 6/01/2032                    $  5,243
     2,900   Tuscaloosa, Alabama, Special Care Facilities Financing
               Authority, Residential Care Facility Revenue Bonds
               (Capstone Village, Inc. Project) Series A, 5.875%
               due 8/01/2036                                              2,893
===============================================================================
Arizona--2.2%
     1,000   Maricopa County, Arizona, IDA, Education Revenue
               Bonds (Arizona Charter Schools Project 1), Series A,
               6.75% due 7/01/2029                                          995
     2,315   Maricopa County, Arizona, Tempe Elementary Unified
               School District Number 3, GO, Refunding, 7.50%
               due 7/01/2010 (d)                                          2,641
     2,000   Pima County, Arizona, IDA, Education Revenue Bonds
               (Arizona Charter Schools Project), Series C, 6.75%
               due 7/01/2031                                              2,085
     1,000   Pima County, Arizona, IDA, Education Revenue
               Refunding Bonds (Arizona Charter Schools Project II),
               Series A, 6.75% due 7/01/2021                              1,054
===============================================================================
California--9.0%
     2,500   Bay Area Toll Authority, California, Toll Bridge
               Revenue Refunding Bonds (San Francisco Bay Area),
               Series F, 5% due 4/01/2031                                 2,585
     9,300   California State, GO, 5% due 2/01/2033                       9,425
             California State, Various Purpose, GO:
     3,300       5.50% due 4/01/2028                                      3,570
     4,145       5.50% due 4/01/2030                                      4,485
     6,010   Golden State Tobacco Securitization Corporation of
               California, Tobacco Settlement Revenue Bonds,
               Series A-3, 7.875% due 6/01/2042                           7,153
===============================================================================
Colorado--3.8%
       225   Colorado HFA, Revenue Refunding Bonds (S/F Program),
               AMT, Senior Series A-2, 7.50% due 4/01/2031                  233
             Elk Valley, Colorado, Public Improvement Revenue
               Bonds (Public Improvement Fee):
     3,025       Series A, 7.35% due 9/01/2031                            3,201
       930       Series B, 7% due 9/01/2031                                 952
     1,325   North Range, Colorado, Metropolitan District
             Number 1, GO, 7.25% due 12/15/2031                           1,420
             Plaza Metropolitan District Number 1, Colorado, Tax
               Allocation Revenue Bonds (Public Improvement Fees):
     3,300       8% due 12/01/2025                                        3,623
       820       8.125% due 12/01/2025                                      818
     1,000   Southlands, Colorado, Medical District, GO
               (Metropolitan District Number 1), 7% due 12/01/2024        1,094
===============================================================================
Connecticut--1.2%
     1,165   Connecticut State Development Authority, Airport
               Facility Revenue Bonds (LearJet Inc. Project), AMT,
               7.95% due 4/01/2026                                        1,386
     2,000   Mohegan Tribe Indians Gaming Authority, Connecticut,
               Public Improvement Revenue Refunding Bonds
               (Priority Distribution), 6.25% due 1/01/2031               2,132
===============================================================================
Delaware--0.3%
     1,000   New Castle County, Delaware, PCR (General Motors
               Corporation Project), VRDN, 7.875%
               due 10/01/2008 (l)                                         1,000
===============================================================================
Florida--5.5%
             Fiddlers Creek, Florida, Community Development
               District Number 2, Special Assessment
               Revenue Bonds:
     2,350       Series A, 6.375% due 5/01/2035                           2,485
     1,250       Series B, 5.75% due 5/01/2013                            1,298
     4,000   Midtown Miami, Florida, Community Development
               District, Special Assessment Revenue Bonds, Series A,
               6.25% due 5/01/2037                                        4,360
     1,280   Orange County, Florida, Health Facilities Authority,
               Hospital Revenue Bonds (Adventist Health System),
               5.625% due 11/15/2032                                      1,350
             Orlando, Florida, Urban Community Development
               District, Capital Improvement Special
               Assessment Bonds:
     1,135       6.25% due 5/01/2034                                      1,209
     1,000       Series A, 6.95% due 5/01/2033                            1,078
       935   Park Place Community Development District, Florida,
               Special Assessment Revenue Bonds, 6.75%
               due 5/01/2032                                                993
       935   Preserve at Wilderness Lake, Florida, Community
               Development District, Capital Improvement Bonds,
               Series A, 7.10% due 5/01/2033                              1,016
       925   Sarasota County, Florida, Public Hospital Board,
               Hospital Revenue Bonds (Sarasota Memorial
               Hospital), VRDN, Series A, 3.70%
               due 7/01/2037 (b)(l)                                         925
     2,000   West Villages Improvement District, Florida, Special
               Assessment Revenue Bonds (Unit of Development
               Number 3), 5.50% due 5/01/2037                             2,008
===============================================================================
Georgia--5.8%
     2,000   Atlanta, Georgia, Tax Allocation Bonds (Atlantic
               Station Project), 7.90% due 12/01/2024                     2,218
     1,225   Brunswick & Glynn County, Georgia, Development
               Authority, First Mortgage Revenue Bonds (Coastal
               Community Retirement Corporation Project), Series A,
               7.125% due 1/01/2025                                       1,240

Portfolio Abbreviations

To simplify the listings of MuniVest Fund II, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT       Alternative Minimum Tax (subject to)
DRIVERS   Derivative Inverse Tax-Exempt Receipts
EDA       Economic Development Authority
GO        General Obligation Bonds
HDA       Housing Development Authority
HFA       Housing Finance Agency
IDA       Industrial Development Authority
IDB       Industrial Development Board
IDR       Industrial Development Revenue Bonds
M/F       Multi-Family
PCR       Pollution Control Revenue Bonds
RIB       Residual Interest Bonds
S/F       Single-Family
VRDN      Variable Rate Demand Notes


        MUNIVEST FUND II, INC.                          APRIL 30, 2006         7

Schedule of Investments (continued)                               (in Thousands)

     Face
    Amount   Municipal Bonds                                            Value
===============================================================================
Georgia (concluded)
   $ 1,075   Fulton County, Georgia, Development Authority, PCR
               (General Motors Corporation), Refunding, VRDN, 8%
               due 4/01/2010 (l)                                      $   1,075
     2,000   Fulton County, Georgia, Residential Care Facilities,
               Revenue Refunding Bonds (Canterbury Court Project),
               Series A, 6.125% due 2/15/2026                             2,078
             Georgia Municipal Electric Authority, Power Revenue
               Refunding Bonds:
     5,620       Series W, 6.60% due 1/01/2018                            6,471
       380       Series W, 6.60% due 1/01/2018 (c)                          439
     1,250       Series X, 6.50% due 1/01/2020                            1,453
             Milledgeville-Baldwin County, Georgia, Development
               Authority Revenue Bonds (Georgia College and State
               University Foundation):
     1,350       5.50% due 9/01/2024                                      1,403
     1,000       5.625% due 9/01/2030                                     1,044
===============================================================================
Idaho--0.1%
       285   Idaho Housing Agency, S/F Mortgage Revenue
               Refunding Bonds, AMT, Series E-2, 6.90%
               due 1/01/2027                                                286
===============================================================================
Illinois--14.1%
     3,000   Chicago, Illinois, O'Hare International Airport,
               Revenue Refunding Bonds, DRIVERS, AMT, Series 253,
               7.343% due 1/01/2020 (i)(m)                                3,393
     4,000   Chicago, Illinois, O'Hare International Airport,
               Special Facility Revenue Refunding Bonds (American
               Airlines Inc. Project), 8.20% due 12/01/2024               4,016
       235   Chicago, Illinois, S/F Mortgage Revenue Bonds, AMT,
               Series C, 7% due 3/01/2032 (f)(g)                            236
       800   Chicago, Illinois, Special Assessment Bonds (Lake Shore
               East), 6.75% due 12/01/2032                                  858
     1,000   Chicago, Illinois, Tax Allocation Bonds (Kingsbury
               Redevelopment Project), Series A, 6.57%
               due 2/15/2013                                              1,042
     2,800   Hodgkins, Illinois, Environmental Improvement Revenue
               Bonds (Metro Biosolids Management LLC Project),
               AMT, 6% due 11/01/2023                                     2,938
     1,000   Illinois Development Finance Authority Revenue Bonds
               (Community Rehabilitation Providers Facilities),
               Series A, 6.50% due 7/01/2022                              1,075
     2,500   Illinois Development Finance Authority, Revenue
               Refunding Bonds (Community Rehabilitation
               Providers Facilities), Series A, 6% due 7/01/2015          2,555
       415   Illinois HDA, Revenue Refunding Bonds (M/F Program),
               Series 5, 6.75% due 9/01/2023                                418
             Illinois State Finance Authority Revenue Bonds,
               Series A:
       500       (Friendship Village of Schaumburg), 5.625%
                    due 2/15/2037                                           504
     1,035       (Landing At Plymouth Place Project), 6%
                    due 5/15/2037                                         1,062
     2,600   Kane and De Kalb Counties, Illinois, Community Unit
               School District Number 302, GO, DRIVERS, Series 283,
               7.373% due 2/01/2018 (d)(m)                                3,107
     2,000   McLean and Woodford Counties, Illinois, Community
               Unit, School District Number 005, GO, Refunding,
               6.375% due 12/01/2016 (h)                                  2,250
     3,200   Metropolitan Pier and Exposition Authority, Illinois,
               Dedicated State Tax, Revenue Refunding Bonds,
               DRIVERS, Series 269, 7.363% due 6/15/2023 (i)(m)           3,792
             Regional Transportation Authority, Illinois,
               Revenue Bonds:
     1,500       Series A, 7.20% due 11/01/2020 (b)                       1,831
     7,000       Series A, 6.70% due 11/01/2021 (d)                       8,481
     2,500       Series C, 7.75% due 6/01/2020 (d)                        3,341
     1,580   Village of Wheeling, Illinois, Revenue Bonds (North
               Milwaukee/Lake-Cook Tax Increment Financing (TIF)
               Redevelopment Project), 6% due 1/01/2025                   1,522
===============================================================================
Indiana--8.0%
     1,650   Indiana Health and Educational Facilities Financing
               Authority, Hospital Revenue Bonds (Clarian Health
               Obligation), Series A, 5.25% due 2/15/2040                 1,684
     5,545   Indiana State, HFA, S/F Mortgage Revenue Refunding
               Bonds, Series A, 6.80% due 1/01/2017 (e)                   5,568
             Indiana Transportation Finance Authority, Highway
               Revenue Bonds, Series A:
       470       7.25% due 6/01/2009 (j)                                    530
     1,530       7.25% due 6/01/2015                                      1,817
     3,775       6.80% due 12/01/2016                                     4,427
     8,750   Indianapolis, Indiana, Local Public Improvement Bond
               Bank Revenue Refunding Bonds, Series D, 6.75%
               due 2/01/2014                                              9,995
===============================================================================
Louisiana--9.3%
     5,000   Louisiana Local Government, Environmental Facilities,
               Community Development Authority Revenue Bonds
               (Capital Projects and Equipment Acquisition),
               Series A, 6.30% due 7/01/2030 (b)                          5,537
     8,260   Louisiana Public Facilities Authority, Hospital Revenue
               Bonds (Franciscan Missionaries of Our Lady Health
               System, Inc.), Series A, 5.25% due 8/15/2036               8,393
    10,000   Port New Orleans, Louisiana, IDR, Refunding
               (Continental Grain Company Project), 6.50%
               due 1/01/2017                                             10,199
     3,600   Sabine River Authority, Louisiana, Water Facilities
               Revenue Refunding Bonds (International Paper
               Company), 6.20% due 2/01/2025                              3,833
===============================================================================
Maryland--1.6%
     2,000   Maryland State Energy Financing Administration, Solid
               Waste Disposal Revenue Bonds, Limited Obligation
               (Wheelabrator Water Projects), AMT, 6.45%
               due 12/01/2016                                             2,060
     1,000   Maryland State Health and Higher Educational
               Facilities Authority Revenue Bonds (University of
               Maryland Medical System), Series B, 7%
               due 7/01/2022 (d)                                          1,274
     1,240   Montgomery County, Maryland, Special Obligation,
               GO (West Germantown Development District),
               Series A, 6.70% due 7/01/2027 (k)                          1,396
===============================================================================
Massachusetts--4.9%
     1,000   Massachusetts State College Building Authority,
               Project Revenue Refunding Bonds, Senior Series A,
               7.50% due 5/01/2011                                        1,161
     1,250   Massachusetts State Development Finance Agency,
               Revenue Refunding Bonds (Eastern Nazarene College),
               5.625% due 4/01/2029                                       1,264
     5,000   Massachusetts State School Building Authority,
               Dedicated Sales Tax Revenue Bonds, DRIVERS,
               Series 1052, 6.323% due 8/15/2013 (h)(m)                   5,360
     6,000   Massachusetts State Water Resource Authority
               Revenue Bonds, Series A, 6.50% due 7/15/2019               7,004


8       MUNIVEST FUND II, INC.                          APRIL 30, 2006

Schedule of Investments (continued)                               (in Thousands)

      Face
    Amount   Municipal Bonds                                            Value
===============================================================================
Michigan--4.5%
   $ 2,300   Delta County, Michigan, Economic Development
               Corporation, Environmental Improvement Revenue
               Refunding Bonds (Mead Westvaco-Escanaba),
               Series A, 6.25% due 4/15/2012 (j)                      $   2,587
     3,100   Flint, Michigan, Hospital Building Authority, Revenue
               Refunding Bonds (Hurley Medical Center), Series A,
               6% due 7/01/2020 (a)                                       3,323
     4,320   Macomb County, Michigan, Hospital Finance Authority,
               Hospital Revenue Bonds (Mount Clemens General
               Hospital), Series B, 5.875% due 11/15/2034                 4,548
     3,000   Pontiac, Michigan, Tax Increment Finance Authority,
               Revenue Refunding Bonds (Development Area
               Number 3), 6.375% due 6/01/2031                            3,200
===============================================================================
Mississippi--5.9%
     5,850   Lowndes County, Mississippi, Solid Waste Disposal and
               PCR, Refunding (Weyerhaeuser Company Project),
               Series A, 6.80% due 4/01/2022                              7,000
             Mississippi Business Finance Corporation, Mississippi,
               PCR, Refunding (System Energy Resources
               Inc. Project):
     7,200       5.875% due 4/01/2022                                     7,259
     3,465       5.90% due 5/01/2022                                      3,495
===============================================================================
Missouri--0.0%
       145   Missouri State Housing Development Commission, S/F
               Mortgage Revenue Bonds (Homeowner Loan), AMT,
               Series A, 7.50% due 3/01/2031 (g)                            153
===============================================================================
Nebraska--0.3%
             Nebraska Investment Finance Authority, S/F Housing
               Revenue Bonds, AMT (g):
       470       Series C, 6.30% due 9/01/2028 (f)                          473
       540       Series D, 6.45% due 3/01/2028                              550
===============================================================================
Nevada--1.1%
       620   Clark County, Nevada, Improvement District Number
               142, Special Assessment Bonds, 6.375%
               due 8/01/2023                                                641
        50   Nevada Housing Division Revenue Bonds (S/F Program),
               AMT, Senior Series E, 7% due 10/01/2019 (e)                   50
     2,500   Washoe County, Nevada, Gas Facilities Revenue Bonds
               (Sierra Pacific Power Company), AMT, 6.65%
               due 12/01/2017 (b)                                         2,506
===============================================================================
New Jersey--9.0%
     4,250   New Jersey EDA, Cigarette Tax Revenue Bonds, 5.50%
               due 6/15/2024                                              4,402
             New Jersey EDA, Retirement Community Revenue
               Bonds (Cedar Crest Village Inc. Facility), Series A:
     1,335       7.25% due 11/15/2021                                     1,452
     1,100       7.25% due 11/15/2031                                     1,186
             New Jersey EDA, School Facilities Construction
               Revenue Bonds:
     7,155       Series O, 5.125% due 3/01/2028                           7,425
     1,325       Series P, 5.25% due 9/01/2026                            1,402
     3,000   New Jersey EDA, Special Facility Revenue Bonds
               (Continental Airlines Inc. Project), AMT, 6.25%
               due 9/15/2029                                              2,924
     1,680   New Jersey Health Care Facilities Financing Authority
               Revenue Bonds (Pascack Valley Hospital Association),
               6.625% due 7/01/2036                                       1,728
     5,785   Tobacco Settlement Financing Corporation of New
               Jersey, Asset-Backed Revenue Bonds, 7%
               due 6/01/2041                                              6,546
===============================================================================
New Mexico--1.1%
     3,160   Farmington, New Mexico, PCR, Refunding (Tucson
               Electric Power Company--San Juan Project),
               Series A, 6.95% due 10/01/2020                             3,300
===============================================================================
New York--20.1%
     3,750   Long Island Power Authority, New York, Electric
               System Revenue Refunding Bonds, Series B, 5%
               due 12/01/2035                                             3,836
     4,000   Metropolitan Transportation Authority, New York,
               Revenue Refunding Bonds, Series A, 5.125%
               due 11/15/2031                                             4,142
     3,650   Metropolitan Transportation Authority, New York,
               Transportation Revenue Refunding Bonds, Series F,
               5% due 11/15/2030                                          3,736
             New York City, New York, City IDA, Civic Facility
               Revenue Bonds:
       690       Series C, 6.80% due 6/01/2028                              739
       890       (Special Needs Facility Pooled Program),
                   Series C-1, 6.50% due 7/01/2017                          926
     1,920   New York City, New York, City IDA, Special Facility
               Revenue Bonds (British Airways Plc Project), AMT,
               7.625% due 12/01/2032                                      2,083
     6,500   New York City, New York, City Municipal Financing
               Authority, Water and Sewer Systems Revenue Bonds,
               Series B, 5% due 6/15/2036                                 6,682
     3,375   New York City, New York, City Transitional Finance
               Authority Revenue Bonds, RIB, Series 283, 8.40%
               due 11/15/2018 (m)                                         4,075
             New York City, New York, GO:
     3,500       Series F, 5.25% due 1/15/2033                            3,642
     6,245       Sub-Series I-1, 5% due 4/01/2025                         6,427
             New York City, New York, GO, Refunding, Series A (d):
       490       6.375% due 5/15/2010 (j)                                   543
        40       6.375% due 5/15/2015                                        44
    10,680   New York Liberty Development Corporation, Revenue
               Bonds (Goldman Sachs Headquarters), 5.25%
               due 10/01/2035                                            11,521
     7,000   New York State Dormitory Authority, Revenue
               Refunding Bonds, RIB, Series 305, 7.90%
               due 5/15/2015 (i)(m)                                       8,301
     1,000   Westchester County, New York, IDA, Civic Facility
               Revenue Bonds (Special Needs Facilities Pooled
               Program), Series E-1, 6.50% due 7/01/2017                  1,031
     2,690   Westchester County, New York, IDA, Continuing Care
               Retirement, Mortgage Revenue Bonds (Kendal on
               Hudson Project), Series A, 6.50% due 1/01/2034             2,857
===============================================================================
North Carolina--1.6%
     1,675   Gaston County, North Carolina, Industrial Facilities
               and Pollution Control Financing Authority, Revenue
               Bonds (National Gypsum Company Project), AMT, 5.75%
               due 8/01/2035                                              1,751
     1,400   Haywood County, North Carolina, Industrial Facilities
               and Pollution Control Financing Authority Revenue
               Bonds (Champion International Corporation Project),
               AMT, 6.25% due 9/01/2025                                   1,428
     1,500   North Carolina Medical Care Commission, Retirement
             Facilities, First Mortgage Revenue Bonds (Givens
             Estates Project), Series A, 6.375% due 7/01/2023             1,601
===============================================================================
Oklahoma--0.5%
     1,600   Norman, Oklahoma, Regional Hospital Authority,
               Hospital Revenue Bonds, 5.375% due 9/01/2029               1,602


        MUNIVEST FUND II, INC.                          APRIL 30, 2006         9

Schedule of Investments (continued)                               (in Thousands)

      Face
    Amount   Municipal Bonds                                            Value
===============================================================================
Pennsylvania--5.8%
   $ 1,235   Allegheny County, Pennsylvania, IDA, Environmental
               Improvement Revenue Refunding Bonds, 5.50%
               due 11/01/2016                                         $   1,278
       880   Bucks County, Pennsylvania, IDA, Retirement
               Community Revenue Bonds (Ann's Choice Inc.),
               Series A, 6.125% due 1/01/2025                               908
     2,000   Delaware River Port Authority of Pennsylvania and
               New Jersey Revenue Bonds, RIB, Series 396, 7.903%
               due 1/01/2019 (h)(m)                                       2,285
             Montgomery County, Pennsylvania, IDA, Revenue
               Bonds (Whitemarsh Continuing Care Project):
       470       6.125% due 2/01/2028                                       495
     1,090       6.25% due 2/01/2035                                      1,152
     2,000   Pennsylvania Economic Development Financing
               Authority, Exempt Facilities Revenue Bonds (National
               Gypsum Company), AMT, Series B, 6.125%
               due 11/01/2027                                             2,106
     1,250   Pennsylvania State Higher Educational Facilities
               Authority Revenue Bonds (University of Pennsylvania
               Medical Center Health System), Series A, 6%
               due 1/15/2031                                              1,349
     1,265   Philadelphia, Pennsylvania, Authority for IDR,
               Commercial Development, 7.75% due 12/01/2017               1,280
             Sayre, Pennsylvania, Health Care Facilities Authority,
               Revenue Bonds (Guthrie Healthcare System), Series B:
     2,425       5.85% due 12/01/2020                                     2,589
     3,350       7.125% due 12/01/2031                                    3,923
===============================================================================
Rhode Island--0.4%
     1,140   Rhode Island State Health and Educational Building
               Corporation, Hospital Financing Revenue Bonds
               (Lifespan Obligation Group), 6.50%
               due 8/15/2012 (j)                                          1,300
===============================================================================
South Carolina--1.5%
     1,200   Lexington County, South Carolina, Health Services
               District Inc., Hospital Revenue Bonds (Lexington
               Medical Center), 5.50% due 5/01/2032                       1,241
     1,500   Lexington County, South Carolina, Health Services
               District Inc., Hospital Revenue Refunding and
               Improvement Bonds, 5.50% due 11/01/2032                    1,550
     1,230   Medical University Hospital Authority, South Carolina,
               Hospital Facilities Revenue Refunding Bonds, 6.50%
               due 8/15/2012 (j)                                          1,407
       195   South Carolina Housing Finance and Development
               Authority, Mortgage Revenue Bonds, AMT, Series A,
               6.70% due 7/01/2027                                          198
===============================================================================
Tennessee--3.6%
     1,000   Johnson City, Tennessee, Health and Educational
               Facilities Board, Retirement Facility Revenue Bonds
               (Appalachian Christian Village Project), Series A,
               6% due 2/15/2024                                           1,009
     4,000   McMinn County, Tennessee, IDB, Solid Waste Revenue
               Bonds (Recycling Facility--Calhoun Newsprint),
               AMT, 7.40% due 12/01/2022                                  4,011
     5,000   Shelby County, Tennessee, Health, Educational and
               Housing Facility Board, Hospital Revenue Refunding
               Bonds (Methodist Healthcare) 6.50%
               due 9/01/2012 (j)                                          5,725
===============================================================================
Texas--18.0%
             Austin, Texas, Convention Center Revenue Bonds
               (Convention Enterprises Inc.), First Tier, Series A:
     1,600       6.70% due 1/01/2028                                      1,701
     4,510       6.70% due 1/01/2032                                      4,758
             Brazos River Authority, Texas, PCR, Refunding, AMT:
     1,500       (Texas Utility Company), Series A, 7.70%
                   due 4/01/2033                                          1,753
     6,805       (Utilities Electric Company), Series B, 5.05%
                   due 6/01/2030                                          6,811
     1,810   Brazos River Authority, Texas, Revenue Refunding
               Bonds (Reliant Energy Inc. Project), Series B, 7.75%
               due 12/01/2018                                             1,962
     5,800   Brazos River, Texas, Harbor Navigation District,
               Brazoria County Environmental Revenue Refunding Bonds
               (Dow Chemical Company Project), AMT, Series A-7,
               6.625% due 5/15/2033                                       6,464
     2,500   Guadalupe-Blanco River Authority, Texas, Sewage and
               Solid Waste Disposal Facility Revenue Bonds
               (E. I. du Pont de Nemours and Company Project),
               AMT, 6.40% due 4/01/2026                                   2,554
     3,300   Harris County, Texas, Health Facilities Development
               Corporation, Hospital Revenue Bonds (Texas
               Children's Hospital), VRDN, Series B-1, 3.82%
               due 10/01/2029 (i)(l)                                      3,300
     5,000   Harris County, Texas, Health Facilities Development
               Corporation, Revenue Refunding Bonds, DRIVERS,
               Series 1018, 7.368% due 7/01/2010 (m)                      6,643
     3,440   Matagorda County, Texas, Navigation District Number 1,
               Revenue Refunding Bonds (Reliant Energy Inc.),
               Series C, 8% due 5/01/2029                                 3,698
     3,060   Port Corpus Christi, Texas, Individual Development
               Corporation, Environmental Facilities Revenue Bonds
               (Citgo Petroleum Corporation Project), AMT, 8.25%
               due 11/01/2031                                             3,204
             Port Corpus Christi, Texas, Revenue Refunding Bonds
               (Celanese Project):
     2,500       AMT, Series B, 6.70% due 11/01/2030                      2,682
       800       Series A, 6.45% due 11/01/2030                             848
     3,670   Sabine River Authority, Texas, PCR, Refunding
               (TXU Electric Company Project/TXU Energy Company
               LLC), Series C, 5.20% due 5/01/2028                        3,736
     3,750   San Antonio, Texas, Electric and Gas Revenue Bonds,
               RIB, Series 469X, 7.43% due 2/01/2014 (m)                  4,273
===============================================================================
Virginia--2.8%
     1,000   Chesterfield County, Virginia, IDA, PCR, Refunding
               (Virginia Electric and Power Company), Series B,
               5.875% due 6/01/2017                                       1,081
     7,215   Pocahontas Parkway Association, Virginia, Toll Road
               Revenue Bonds, Senior Series A, 5.50%
               due 8/15/2028                                              7,350
===============================================================================
Washington--7.6%
     2,425   Chelan County, Washington, Public Utility District
               Number 001, Consolidated Revenue Refunding
               Bonds (Chelan Hydro System), AMT, Series D, 6.35%
               due 7/01/2028 (i)                                          2,539
===============================================================================


10      MUNIVEST FUND II, INC.                          APRIL 30, 2006

Schedule of Investments (concluded)                               (in Thousands)

      Face
    Amount   Municipal Bonds                                            Value
===============================================================================
Washington (concluded)
             Energy Northwest, Washington, Electric Revenue
               Refunding Bonds, DRIVERS (m):
   $ 2,250       Series 248, 7.373% due 7/01/2018 (i)                 $   2,652
     1,125       Series 255, 7.871% due 7/01/2018 (b)                     1,359
     5,000   Washington State, GO, Trust Receipts, Class R,
               Series 6, 7.869% due 1/01/2014 (h)(m)                      5,762
     2,200   Washington State Health Care Facilities Authority
               Revenue Bonds (Kadlec Medical Center), 6%
               due 12/01/2030 (k)                                         2,356
             Washington State Public Power Supply System
               Revenue Refunding Bonds, Series B:
     5,000       (Nuclear Project Number 1), 7.125%
                   due 7/01/2016                                          6,087
     1,900       (Nuclear Project Number 3), 7.125%
                   due 7/01/2016 (i)                                      2,322
===============================================================================
Wisconsin--1.5%
     1,995   Badger Tobacco Asset Securitization Corporation,
               Wisconsin, Asset-Backed Revenue Bonds, 6.125%
               due 6/01/2027                                              2,105
     2,215   Wisconsin State Health and Educational Facilities
               Authority Revenue Bonds (Synergyhealth Inc.), 6%
               due 11/15/2032                                             2,369
===============================================================================
U.S. Virgin Islands--2.2%
     6,000   Virgin Islands Government Refinery Facilities, Revenue
               Refunding Bonds (Hovensa Coker Project), AMT,
               6.50% due 7/01/2021                                        6,740
===============================================================================
Total Investments (Cost--$441,267*)--156.0%                             470,372

Other Assets Less Liabilities--2.1%                                       6,318

Preferred Stock, at Redemption Value--(58.1%)                          (175,158)
                                                                      ---------
Net Assets Applicable to Common Stock--100.0%                         $ 301,532
                                                                      =========
-------------------------------------------------------------------------------

* The cost and unrealized appreciation (depreciation) of investments as of April 30, 2006, as computed for federal income tax purposes, were as follows:

      Aggregate cost .............................................    $ 441,060
                                                                      =========
      Gross unrealized appreciation ..............................    $  30,436
      Gross unrealized depreciation ..............................       (1,124)
                                                                      ---------
      Net unrealized appreciation ................................    $  29,312
                                                                      =========

(a)   ACA Insured.
(b)   AMBAC Insured.
(c)   Escrowed to maturity.
(d)   FGIC Insured.
(e)   FHA Insured.
(f)   FHLMC Collateralized.
(g)   FNMA/GNMA Collateralized.
(h)   FSA Insured.
(i)   MBIA Insured.
(j)   Prerefunded.
(k)   Radian Insured.
(l) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.
(m) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.

o Forward interest rate swaps outstanding as of April 30, 2006 were as follows:

      --------------------------------------------------------------------------
                                                         Notional    Unrealized
                                                          Amount    Depreciation
      --------------------------------------------------------------------------
      Pay a fixed rate of 4.416% and receive a floating rate based on 1-week Bond Market Association rate

      Broker, JPMorgan Chase Bank
      Expires July 2026                                   $11,900      $(73)
      --------------------------------------------------------------------------

o Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                             Net        Dividend
      Affiliate                                           Activity       Income
      --------------------------------------------------------------------------
      Merrill Lynch Institutional Tax Exempt Fund            --            $3
      --------------------------------------------------------------------------

      See Notes to Financial Statements.


        MUNIVEST FUND II, INC.                          APRIL 30, 2006        11

Statement of Net Assets

As of April 30, 2006
===================================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------------
      Investments in unaffiliated securities, at value (identified cost--$441,267,119) ............                    $470,372,398
      Cash ........................................................................................                          79,955
      Receivables:
         Interest .................................................................................   $  8,769,267
         Securities sold ..........................................................................        335,000        9,104,267
                                                                                                      ------------
      Prepaid expenses ............................................................................                           9,293
                                                                                                                       ------------
      Total assets ................................................................................                     479,565,913
                                                                                                                       ------------
===================================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
      Unrealized depreciation on forward interest rate swaps ......................................                          72,971
      Payables:
         Securities purchased .....................................................................      2,597,033
         Investment adviser .......................................................................        182,801
         Other affiliates .........................................................................          5,845        2,785,679
                                                                                                      ------------
      Accrued expenses and other liabilities ......................................................                          17,604
                                                                                                                       ------------
      Total liabilities ...........................................................................                       2,876,254
                                                                                                                       ------------
===================================================================================================================================
Preferred Stock
-----------------------------------------------------------------------------------------------------------------------------------
      Preferred Stock, at redemption value, par value $.05 per share (1,800 Series A Shares,
        1,800 Series B Shares, 1,800 Series C Shares) and $.10 per share (1,600 Series D Shares)
        of AMPS* authorized, issued and outstanding at $25,000 per share liquidation preference ...                     175,157,826
                                                                                                                       ------------
===================================================================================================================================
Net Assets Applicable to Common Stock
-----------------------------------------------------------------------------------------------------------------------------------
      Net assets applicable to Common Stock .......................................................                    $301,531,833
                                                                                                                       ============
===================================================================================================================================
Analysis of Net Assets Applicable to Common Stock
-----------------------------------------------------------------------------------------------------------------------------------
      Common Stock, par value $.10 per share (20,136,292 shares issued and outstanding) ...........                    $  2,013,629
      Paid-in capital in excess of par ............................................................                     280,481,690
      Undistributed investment income--net ........................................................   $  3,703,400
      Accumulated realized capital losses--net ....................................................    (13,699,194)
      Unrealized appreciation--net ................................................................     29,032,308
                                                                                                      ------------
      Total accumulated earnings--net .............................................................                      19,036,514
                                                                                                                       ------------
      Total--Equivalent to $14.97 net asset value per share of Common Stock (market price--$16.09)                     $301,531,833
                                                                                                                       ============

*     Auction Market Preferred Stock.

      See Notes to Financial Statements.


12      MUNIVEST FUND II, INC.                          APRIL 30, 2006

Statement of Operations

For the Six Months Ended April 30, 2006
===================================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------------
      Interest ....................................................................................                    $ 13,356,076
      Dividends from affiliates ...................................................................                           3,497
                                                                                                                       ------------
      Total income ................................................................................                      13,359,573
                                                                                                                       ------------
===================================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------------
      Investment advisory fees ....................................................................   $  1,189,173
      Commission fees .............................................................................        220,226
      Accounting services .........................................................................         80,514
      Transfer agent fees .........................................................................         39,875
      Professional fees ...........................................................................         26,705
      Printing and shareholder reports ............................................................         22,129
      Directors' fees and expenses ................................................................         16,260
      Custodian fees ..............................................................................         13,634
      Pricing fees ................................................................................         12,365
      Listing fees ................................................................................          8,483
      Other .......................................................................................         30,235
                                                                                                      ------------
      Total expenses before reimbursement .........................................................      1,659,599
      Reimbursement of expenses ...................................................................           (250)
                                                                                                      ------------
      Total expenses after reimbursement ..........................................................                       1,659,349
                                                                                                                       ------------
      Investment income--net ......................................................................                      11,700,224
                                                                                                                       ------------
===================================================================================================================================
Realized & Unrealized Gain (Loss)--Net
-----------------------------------------------------------------------------------------------------------------------------------
      Realized gain (loss) on:
         Investments--net .........................................................................      2,522,205
         Forward interest rate swaps--net .........................................................       (187,676)       2,334,529
                                                                                                      ------------
      Change in unrealized appreciation/depreciation on:
         Investments--net .........................................................................     (3,805,620)
         Forward interest rate swaps--net .........................................................        (72,971)      (3,878,591)
                                                                                                      -----------------------------
      Total realized and unrealized loss--net .....................................................                      (1,544,062)
                                                                                                                       ------------
===================================================================================================================================
Dividends to Preferred Stock Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
      Investment income--net ......................................................................                      (2,699,108)
                                                                                                                       ------------
      Net Increase in Net Assets Resulting from Operations ........................................                    $  7,457,054
                                                                                                                       ============

      See Notes to Financial Statements


        MUNIVEST FUND II, INC.                          APRIL 30, 2006        13

Statements of Changes in Net Assets

                                                                                                      For the Six        For the
                                                                                                      Months Ended      Year Ended
                                                                                                        April 30,       October 31,
Increase (Decrease) in Net Assets:                                                                        2006             2005
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
      Investment income--net ......................................................................   $ 11,700,224     $ 23,757,955
      Realized gain--net ..........................................................................      2,334,529        3,234,915
      Change in unrealized appreciation/depreciation--net .........................................     (3,878,591)      (2,571,853)
      Dividends to Preferred Stock shareholders ...................................................     (2,699,108)      (3,494,922)
                                                                                                      -----------------------------
      Net increase in net assets resulting from operations ........................................      7,457,054       20,926,095
                                                                                                      -----------------------------
===================================================================================================================================
Dividends to Common Stock Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
      Investment income--net ......................................................................    (10,612,134)     (22,075,616)
                                                                                                      -----------------------------
      Net decrease in net assets resulting from dividends to Common Stock shareholders ............    (10,612,134)     (22,075,616)
                                                                                                      -----------------------------
===================================================================================================================================
Stock Transactions
-----------------------------------------------------------------------------------------------------------------------------------
      Value of shares issued to Common Stock shareholders in reinvestment of dividends ............        985,449        1,950,702
      Offering and underwriting costs resulting from the issuance of Preferred Stock ..............             --         (548,100)
                                                                                                      -----------------------------
      Net increase in net assets resulting from stock transactions ................................        985,449        1,402,602
                                                                                                      -----------------------------
===================================================================================================================================
Net Assets Applicable to Common Stock
-----------------------------------------------------------------------------------------------------------------------------------
      Total increase (decrease) in net assets applicable to Common Stock ..........................     (2,169,631)         253,081
      Beginning of period .........................................................................    303,701,464      303,448,383
                                                                                                      -----------------------------
      End of period* ..............................................................................   $301,531,833     $303,701,464
                                                                                                      =============================
        * Undistributed investment income--net ....................................................   $  3,703,400     $  5,314,418
                                                                                                      =============================

      See Notes to Financial Statements.


14      MUNIVEST FUND II, INC.                          APRIL 30, 2006

Financial Highlights

                                                                        For the Six                For the Year Ended
                                                                        Months Ended                   October 31,
The following per share data and ratios have been derived                 April 30,     ------------------------------------------
from information provided in the financial statements.                      2006         2005        2004        2003        2002
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
      Net asset value, beginning of period ............................    $15.13       $15.21      $14.76      $14.16      $14.29
                                                                           -------------------------------------------------------
      Investment income--net ..........................................       .58+        1.19+       1.17+       1.17+       1.11
      Realized and unrealized gain (loss)--net ........................      (.08)         .04         .44         .49        (.25)
      Dividends to Preferred Stock shareholders from investment
        income--net ...................................................      (.13)        (.18)       (.07)       (.07)       (.09)
                                                                           -------------------------------------------------------
      Total from investment operations ................................       .37         1.05        1.54        1.59         .77
                                                                           -------------------------------------------------------
      Less dividends to Common Stock shareholders from investment
        income--net ...................................................      (.53)       (1.10)      (1.09)       (.99)       (.90)
                                                                           -------------------------------------------------------
      Offering and underwriting costs resulting from the issuance
        of Preferred Stock ............................................        --         (.03)         --          --          --
                                                                           -------------------------------------------------------
      Net asset value, end of period ..................................    $14.97       $15.13      $15.21      $14.76      $14.16
                                                                           =======================================================
      Market price per share, end of period ...........................    $16.09       $15.40      $15.15      $14.26      $13.36
                                                                           =======================================================
==================================================================================================================================
Total Investment Return***
----------------------------------------------------------------------------------------------------------------------------------
      Based on net asset value per share ..............................      2.43%@       6.88%      10.94%      11.88%       5.86%
                                                                           =======================================================
      Based on market price per share .................................      8.16%@       9.21%      14.38%      14.56%       4.25%
                                                                           =======================================================
==================================================================================================================================
Ratios Based on Average Net Assets of Common Stock
----------------------------------------------------------------------------------------------------------------------------------
      Total expenses, net reimbursement** .............................      1.10%*       1.07%        .99%       1.01%       1.05%
                                                                           =======================================================
      Total expenses** ................................................      1.10%*       1.07%        .99%       1.01%       1.05%
                                                                           =======================================================
      Total investment income--net** ..................................      7.75%*       7.76%       7.86%       8.01%       7.79%
                                                                           =======================================================
      Amount of dividends to Preferred Stock shareholders .............      1.79%*       1.14%        .46%        .46%        .66%
                                                                           =======================================================
      Investment income--net, to Common Stock shareholders ............      5.96%*       6.62%       7.40%       7.55%       7.13%
                                                                           =======================================================
==================================================================================================================================
Ratios Based on Average Net Assets of Preferred Stock
----------------------------------------------------------------------------------------------------------------------------------
      Dividends to Preferred Stock shareholders .......................      3.11%*       2.09%       1.02%        .98%       1.38%
                                                                           =======================================================


        MUNIVEST FUND II, INC.                          APRIL 30, 2006        15

Financial Highlights (concluded)

                                                                           For the Six              For the Year Ended
                                                                           Months Ended                 October 31,
The following per share data and ratios have been derived                    April 30,  ------------------------------------------
from information provided in the financial statements.                         2006       2005        2004       2003       2002
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
      Net assets applicable to Common Stock, end of period (in thousands)    $301,532   $303,701    $303,448   $293,753   $281,830
                                                                             =====================================================
      Preferred Stock outstanding, end of period (in thousands) .........    $175,000   $175,000    $135,000   $135,000   $135,000
                                                                             =====================================================
      Portfolio turnover ................................................       34.31%     74.96%      22.39%     31.50%     66.07%
                                                                             =====================================================
==================================================================================================================================
Leverage
----------------------------------------------------------------------------------------------------------------------------------
      Asset coverage per $1,000 .........................................    $  2,723   $  2,735    $  3,248   $  3,176   $  3,088
                                                                             =====================================================
==================================================================================================================================
Dividends Per Share on Preferred Stock Outstanding
----------------------------------------------------------------------------------------------------------------------------------
      Series A--Investment income--net ..................................    $    374   $    527    $    262   $    251   $    338
                                                                             =====================================================
      Series B--Investment income--net ..................................    $    421   $    503    $    234   $    248   $    319
                                                                             =====================================================
      Series C--Investment income--net ..................................    $    373   $    512    $    268   $    240   $    375
                                                                             =====================================================
      Series D--Investment income--net ..................................    $    373   $    450@@        --         --         --
                                                                             =====================================================

*     Annualized.
**    Do not reflect the effect of dividends to Preferred Stock shareholders.
*** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effect of sales charges.
+     Based on average shares outstanding.
@     Aggregate total investment return.
@@    Series D was issued on January 14, 2005.

      See Notes to Financial Statements.



16      MUNIVEST FUND II, INC.                          APRIL 30, 2006

Notes to Financial Statements

1. Significant Accounting Policies:

MuniVest Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock shares are listed on the New York Stock Exchange under the symbol MVT. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures are reviewed periodically by the Board of Directors of the Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Fund's pricing service. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Fund may write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Forward interest rate swaps -- The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.


        MUNIVEST FUND II, INC.                          APRIL 30, 2006        17

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Offering costs -- Direct expenses relating to the public offering of the Fund's Preferred Stock were charged to capital at the time of issuance of the shares.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. The Investment Adviser has agreed to reimburse its management fee by the amount of the management fees the Fund pays to FAM indirectly through its investment in Merrill Lynch Institutional Tax-Exempt Fund. For the six months ended April 30, 2006, FAM reimbursed the Fund in the amount of $250.

In addition, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, received $1,000 in commissions on the execution of portfolio security transactions for the Fund for the six months ended April 30, 2006.

For the six months ended April 30, 2006, the Fund reimbursed FAM $5,098 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to contribute ML & Co.'s investment management business, including FAM, to the investment management business of BlackRock, Inc. The transaction is expected to close in the third quarter of 2006.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 2006 were $160,657,088 and $161,610,110, respectively.

4. Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of holders of Common Stock.

Common Stock

Shares issued and outstanding during the six months ended April 30, 2006 and the year ended October 31, 2005 increased by 64,795 and 126,778 as a result of dividend reinvestment, respectively.

Preferred Stock

Auction Market Preferred Stock are shares of Preferred Stock of the Fund, with a par value of $.05 per share on Series A Shares, Series B Shares and Series C Shares, and $.10 per share on Series D Shares. In addition, there is a liquidation preference of $25,000 per share, plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at April 30, 2006 were as follows: Series A, 3.20%; Series B, 3.37%; Series C, 3.33%; and Series D, 3.75%.


18      MUNIVEST FUND II, INC.                          APRIL 30, 2006

Notes to Financial Statements (concluded)

Shares issued and outstanding during the six months ended April 30, 2006 remained constant. Shares issued and outstanding during the year ended October 31, 2005 increased by 1,600 shares from the issuance of an additional series of Preferred Stock.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended April 30, 2006, MLPF&S earned $119,678 as commissions.

5. Capital Loss Carryforward:

On October 31, 2005, the Fund had a net capital loss carryforward of $12,488,454, of which $3,730,020 expires in 2007 and $8,758,434 expires in 2008.
This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

The Fund paid a tax-exempt income dividend to holders of Common Stock in the amount of $.086000 per share on May 30, 2006 to shareholders of record on May 15, 2006.


        MUNIVEST FUND II, INC.                          APRIL 30, 2006        19

Proxy Results

During the six-month period ended April 30, 2006, MuniVest Fund II, Inc.'s Common Stock shareholders voted on the following proposals. Proposal 1 was approved at a shareholders' meeting on January 26, 2006. With respect to Proposal 2, the proposal was adjourned until February 16, 2006, at which time it was approved. A description of each proposal and number of shares voted are as follows:

-----------------------------------------------------------------------------------------------------------
                                                                       Shares Voted         Shares Withheld
                                                                            For               From Voting
-----------------------------------------------------------------------------------------------------------
1. To elect the Fund's Directors:       Robert C. Doll, Jr.             19,227,676              283,828
                                        Cynthia A. Montgomery           19,219,901              291,603
                                        Jean Margo Reid                 19,234,278              277,226
                                        Roscoe S. Suddarth              19,201,127              310,377
                                        Edward D. Zinbarg               19,207,565              303,939
-----------------------------------------------------------------------------------------------------------

                                                Shares Voted          Shares Voted           Shares Voted
                                                    For                  Against                Abstain
-----------------------------------------------------------------------------------------------------------
2. To approve an amendment to Fundamental
   Investment Restriction.                       10,164,818              247,193                285,209
-----------------------------------------------------------------------------------------------------------

During the six-month period ended April 30, 2006, MuniVest Fund II, Inc.'s Preferred Stock (Series A - F) shareholders voted on the following proposals. Proposal 1 was approved at a shareholders' meeting on January 26, 2006. With respect to Proposal 2, the proposal was adjourned until February 16, 2006, at which time it was approved. A description of each proposal and number of shares voted are as follows:

-----------------------------------------------------------------------------------------------------------
                                                                            Shares Voted    Shares Withheld
                                                                                 For          From Voting
-----------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors:      Robert C. Doll, Jr.             6,630             43
                                                Ronald W. Forbes                6,630             43
                                                Cynthia A. Montgomery           6,630             43
                                                Jean Margo Reid                 6,630             43
                                                Roscoe S. Suddarth              6,628             45
                                                Richard R. West                 6,630             43
                                                Edward D. Zinbarg               6,630             43
-----------------------------------------------------------------------------------------------------------

                                                  Shares Voted        Shares Voted          Shares Voted
                                                       For               Against              Abstain
-----------------------------------------------------------------------------------------------------------
2. To approve an amendment to Fundamental
   Investment Restriction.                            5,994                199                  158
-----------------------------------------------------------------------------------------------------------


20      MUNIVEST FUND II, INC.                          APRIL 30, 2006

Officers and Directors

Robert C. Doll, Jr., President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Jean Margo Reid, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Donald C. Burke, Vice President and Treasurer
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
Fred K. Stuebe, Vice President
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street -- 11 East
New York, NY 10286

Preferred Stock:
The Bank of New York
101 Barclay Street -- 7 West
New York, NY 10286

NYSE Symbol

MVT


        MUNIVEST FUND II, INC.                          APRIL 30, 2006        21

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


22      MUNIVEST FUND II, INC.                          APRIL 30, 2006

[LOGO] Merrill Lynch  Investment Managers

www.mlim.ml.com

--------------------------------------------------------------------------------

Mercury Advisors

A Division of Merrill Lynch Investment Managers

www.mercury.ml.com

MuniVest Fund II, Inc. seeks to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, investment grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniVest Fund II, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-637-3863; (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

MuniVest Fund II, Inc.
Box 9011
Princeton, NJ 08543-9011

                                                                  #16807 -- 4/06

Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable to this semi-annual report

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MuniVest Fund II, Inc.


By: /s/ Robert C. Doll, Jr.
    ------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    MuniVest Fund II, Inc.

Date: June 22, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    ------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    MuniVest Fund II, Inc.

Date: June 22, 2006


By: /s/ Donald C. Burke
    ------------------------------
    Donald C. Burke,
    Chief Financial Officer of
    MuniVest Fund II, Inc.

Date: June 22, 2006